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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 1997



                          COLONIAL DOWNS HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


         VIRGINIA                    333-18295                    54-1826807
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


             10515 Colonial Downs Parkway, New Kent, Virginia 23124
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (804) 966-7223




           Former name of former address, if changed since last report




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ITEM 5.    OTHER EVENTS


        O.J. Peterson III, President and Chief Operating Officer of Colonial Downs Holdings Inc. and its subsidiaries (the "Company"), has decided to retire effective January 1, 1998. Jeffrey Jacobs, Chief Executive Officer and Board Chairman, will assume the duties of President on January 1, 1998, on an interim basis. Ian Stewart, Vice President and Chief Finanical Officer, has been promoted to Chief Operating Officer/Chief Financial Officer of the Company effective today. In addition, Jerry Monahan has been promoted to Vice President of Racing Operations effective today.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      COLONIAL DOWNS HOLDINGS, INC.


December 10, 1997                     /s/ Ian M. Stewart
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                                      Ian M. Stewart, Chief Financial/
                                      Operating Officer